UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2010

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

          United States                 000-52674                02-0783010
          -------------                 ---------                ----------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


12 Main Street, Walden, New York                                       12586
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      (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On January 21, 2010, the Board of Directors of Hometown Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.02 per share. The dividend will be payable to stockholders of record as of February 5, 2010 and is expected to be paid on February 19, 2010. Hometown Bancorp MHC, which holds 1,309,275 shares or approximately 56.3% of the Company's total outstanding stock, will waive receipt of the dividend on its shares.

     A copy of the press  release  dated January 22, 2010 is attached as Exhibit
99.1 to this report.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated January 22, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HOMETOWN BANCORP, INC.
                                                ----------------------
                                                (Registrant)



Date: January 22, 2010                      By: /s/ Stephen W. Dederick
                                                -------------------------------
                                                Stephen W. Dederick
                                                Vice President and Chief
                                                Financial Officer